UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2007

LSI LOGIC CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-10317	94-2712976

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1621 Barber Lane
Milpitas, California 95035
(Address of principal executive offices, including zip code)
(408) 433-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01. Other Events.
SIGNATURE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) Departure of Directors.
     LSI Logic Corporation (“LSI”) has been notified of the intention of Messrs. Timothy Y. Chen, Malcolm R. Currie and R. Douglas Norby to tender their resignations from the Board of Directors of LSI, effective as of the effective time of the merger of Atlas Acquisition Corp., a wholly owned subsidiary of LSI, with and into Agere Systems Inc. (“Agere”), contemplated by the Agreement and Plan of Merger, dated as of December 3, 2006, by and among LSI, Atlas Acquisition Corp. and Agere (the “Merger Agreement”).
Item 8.01. Other Events.
     LSI has been notified that, pursuant to Section 6.24 of the Merger Agreement, the Board of Directors of Agere has designated three Agere directors to serve on the Board of Directors of LSI from the effective time of the merger contemplated by the Merger Agreement. Such Agere designees are Richard S. Hill, Arun Netravali and Michael J. Mancuso. The Board of Directors of LSI has designated six LSI directors to serve on the Board of Directors of LSI from the effective time of the merger contemplated by the Merger Agreement. Such LSI designees are Charles A. Haggerty, James H. Keyes, John H.F. Miner, Matthew J. O’Rourke, Gregorio Reyes and Abhijit Y. Talwalkar.
          In addition, Agere and LSI received antitrust clearance with respect to the merger from the German Federal Cartel Office (Bundeskartellamt) on February 21, 2007, and the waiting period for the review of the merger by the Chinese Ministry of Commerce and the State Administration of Industry and Commerce expired on March 7, 2007. As a result of the foregoing, all antitrust and competition approvals and consents required to satisfy the condition set forth in Section 7.1(c) of the Merger Agreement have been received.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication may be deemed to be solicitation material in respect of the proposed transaction between Agere and LSI. In connection with the proposed transaction, LSI has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which includes a definitive proxy statement/prospectus, dated February 5, 2007 (the “Joint Proxy Statement/Prospectus”), and related materials to register the shares of LSI common stock to be issued in the merger. THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CONTAIN IMPORTANT INFORMATION ABOUT LSI, AGERE, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY. Investors and security holders may obtain free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and other documents filed with the SEC by LSI and Agere through the website maintained by the SEC at http://www.sec.gov. In addition, free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and other documents may be obtained on the Agere website at http://www.agere.com and on the LSI website at http://www.lsi.com. The Registration Statement, the Joint Proxy Statement/Prospectus and other relevant documents may also be obtained free of charge from Agere by directing such request to Investor Relations, Agere Systems Inc., 1110 American Parkway N.E., Allentown Pennsylvania 18109 and from LSI by directing such request to Investor Relations, LSI Logic Corporation, 1621 Barber Lane, Milpitas, California 95035. The contents of the websites referenced above are not deemed to be incorporated by reference into the Registration Statement or the Joint Proxy Statement/Prospectus. Agere, LSI and their respective officers, directors and employees may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information regarding the interests of these officers, directors and employees in the proposed transaction will be included in the Joint Proxy Statement/Prospectus.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2007	LSI LOGIC CORPORATION, a Delaware corporation
	By:	/s/ Andrew S. Hughes
Andrew S. Hughes
Vice President, General Counsel & Corporate Secretary